SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          July 23, 2004 (July 21, 2004)
                     --------------------------------------
                Date of report (Date of earliest event reported)

                               Hexcel Corporation
                   -------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


      Delaware                  1-8472                  94-1109521
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(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)



                               Two Stamford Plaza
                              281 Tresser Boulevard
                        Stamford, Connecticut 06901-3238
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              (Address of Principal Executive Offices and Zip Code)


                                 (203) 969-0666
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              (Registrant's telephone number, including area code)

                                       N/A
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------
       (c)        Exhibits

          99.1 Press Release issued by the Company on July 21, 2004.

Item 9.  Regulation FD Disclosure.

          The information contained in Item 12 of this report is incorporated by reference into this Item 9.

Item 12.  Results of Operations and Financial Condition.
          ---------------------------------------------

          On July 21, 2004, Hexcel Corporation, a Delaware corporation (the "Company"), issued a press release in which the Company announced its financial results for its fiscal quarter and six months ended June 30, 2004. A copy of this earnings press release is being furnished as
          Exhibit 99.1 and is incorporated herein by reference.

          In accordance with General Instructions B.2 and B.6. of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the information disclosed pursuant to Items 9 and 12 is not deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference into any filing with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.




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





                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    HEXCEL CORPORATION

         July 23, 2004
                                      /s/ William J. Fazio
                                      ------------------------
                                          William J. Fazio
                                      Corporate Controller and
                                      Chief Accounting Officer







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





                                  Exhibit Index


Exhibit No.                Description
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99.1                       Press Release issued by the Company on July 21, 2004.





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